SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

UAM Funds, Inc. II - SEC File Nos. 333-44193, 811-08605
(Name of Registrant as Specified In Its Charter)

 ............................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                              UAM Funds, Inc. II

                    Funds for the Informed Investorsm

                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

September 28, 2001


Dear Shareholder:

Enclosed you will find a proxy statement and proxy card for a special meeting of shareholders of the Analytic Master Fixed Income Fund (the "Fund"). This is a very important meeting, which has been called to vote on a proposal to liquidate your Fund.

The Board of Directors of UAM Funds, Inc. II (the "Board"), after thorough discussion and consideration, has decided to recommend the liquidation of the Fund, but believes that since this is your investment capital, the final decision on this matter should be made by you, the shareholders. We are preparing to liquidate the Fund because of its relatively small size and its limited prospects for growth of assets. The Board's reasons for recommending this course are described more fully in the enclosed proxy statement, which you should consider carefully.

If the shareholders approve the recommendation to liquidate the Fund, the Fund will return to you the proceeds of the liquidation of your account. Once you receive your proceeds, you may pursue any investment option you wish.

The Fund's investment adviser manages another fixed income product--the Analytic Short-Term Government Fund. Up until the effective date of liquidation, shareholders will have the ability to exchange their shares of the Fund, at no charge, for shares of the Analytic Short-Term Government Fund. For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. If you exchange your shares of the Fund, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares of the Fund and the amount you receive for them. You should carefully read the prospectus of the Analytic Short-Term Government Fund before making an exchange. For a copy of the prospectus please call 1-877-826-5465.

The Board regrets any inconvenience this may cause you. We thank you, however, for the confidence that you placed in us. We continue to wish you well in your investments.

Sincerely,

James F. Orr, III
Chairman

                              UAM FUNDS, INC. II


                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 9, 2001

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of the Analytic Master Fixed Income Fund (the "Fund"), a series of UAM Funds, Inc. II ("UAM"), will be held on November 9, 2001 at the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time. The purpose of the Special Meeting is to consider a proposal:

 . to liquidate and terminate the Fund, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM (a copy of which is attached to the Proxy Statement as Exhibit A); and

 .  to transact such other business as may properly come before the Special
   Meeting or any adjournment thereof.

Please read the enclosed proxy statement carefully for information concerning the proposal to be placed before the meeting.

Shareholders of record at the close of business on September 4, 2001 will be entitled to notice of, and to vote at the Special Meeting or any adjournments thereof. You are invited to attend the Special Meeting, but if you cannot do so, please complete and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. You may also vote via the Internet. You may change your vote even though a proxy has been returned by written notice to UAM, by submitting a subsequent proxy using the mail or by voting in person at the Special Meeting. Your vote is important no matter how many shares you own.


By Order of the Board of Directors of UAM Funds, Inc. II,

Linda T. Gibson, Esq.
Secretary

Boston, Massachusetts

September 28, 2001

                              UAM FUNDS, INC. II
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF
                       ANALYTIC MASTER FIXED INCOME FUND

                        TO BE HELD ON NOVEMBER 9, 2001

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of UAM Funds, Inc. II ("UAM") on behalf of the Analytic Master Fixed Income Fund (the "Fund"), a separate series of UAM, for use at a Special Meeting of Shareholders to be held at the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on November 9, 2001 at 10:00 a.m. Eastern time, or at any adjournment thereof (the "Special Meeting"). Shareholders of record at the close of business on September 4, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. This proxy statement and the accompanying notice of Special Meeting and proxy card are first being mailed to shareholders on or about October 1, 2001.


PROXY SOLICITATION
-------------------------------------------------------------------------------

  The Board of Directors intends to bring before the Special Meeting the sole matter set forth in the foregoing notice. If you wish to participate in the Special Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, via the Internet or in person. At any time before the Special Meeting, you may change your vote even though a proxy has already been returned by written notice to the Secretary of UAM, by submitting a subsequent proxy, or by voting in person at the meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact UAM at 1-877-826-5465. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting and any adjournment thereof according to the instructions on the proxy card. If a proxy card is returned with no choice specified, the shares will be voted IN FAVOR of:


  . the proposal to liquidate and terminate the Fund and return the proceeds to its shareholders; and

  . any other matter not presently known, but which may properly come before the meeting or any adjournment thereof.

REQUIRED VOTE
-------------------------------------------------------------------------------

  In accordance with the Articles of Incorporation of UAM and the General Laws of the State of Maryland, approval of the proposal requires the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting. The presence in person or by proxy of the holders of 30% of the outstanding shares of the Fund will constitute a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the Proposal.



  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. With respect to such adjournment, the persons named as proxies will vote in accordance with their best judgment at that time.


  The Fund expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual (US) Holdings Inc. ("Old Mutual US") or its affiliates, who will not receive any compensation therefor from the Fund. The Fund will bear up to $2,000 of the cost of preparing, printing and mailing this proxy statement, the proxies, and any additional materials that may be furnished to shareholders. The investment adviser, Analytic Investors, Inc. (the "Adviser"), will bear any costs above $2,000.


  If the shareholders do not approve the proposal, the Fund will continue to exist as a registered investment company and operate in accordance with its stated objective and policies. The Board would then meet to consider what, if any, steps to take in the best interests of shareholders.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
-------------------------------------------------------------------------------

  Holders of record of the shares of the Fund at the close of business on September 4, 2001, will be entitled to vote at the Special Meeting or any adjournment thereof. As of September 4, 2001, the Fund had outstanding 390,158.3060 shares. For all business that comes before the Special Meeting, each share is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) held, and a proportionate fractional vote for any fraction of one dollar of net asset value held.


  The officers and Directors of UAM as a group beneficially own in the aggregate less than one percent of the outstanding shares of the Fund. As of September 4, 2001 the following shareholders owned of record or beneficially more than five percent of the outstanding shares of the Fund:

  ----------------------------------------------------------------------------

   Name and Address                     Percentage of  Number of
   of Shareholder                       Shares Owned  Shares Owned
  ----------------------------------------------------------------
   Analytic TSA Global Asset Mgmt Inc.     26.99%     105,293.8570
   FBO Mountain Grove Cemetery Assn
   700 S. Flower St Ste 2400
   Los Angeles CA 90017-4211
  ----------------------------------------------------------------
   UAM Trust Co Cust                       10.19%      39,753.2560
   IRA R/O Greg McMurran
   2116 Westwood Ave
   Santa Ana CA 92706-1924
  ----------------------------------------------------------------
   Raymond James & Assoc Inc                8.44%      32,922.3430
   FBO Borzilleri IRA
   BIN# 8B915373
   880 Carillon Pkwy
   St Petersburg FL 33716-1100
  ----------------------------------------------------------------
   IMS & Co                                 5.67%      22,109.4800
   for the exclusive benefit of cust
   PO Box 3865
   Englewood CO 80155-3865
  ----------------------------------------------------------------
   Raymond James & Assoc Inc                5.03%      19,612.8100
   FBO Flournoy James
   BIN# 57036061
   880 Carillon Pkwy
   St Petersburg FL 33716-1100
  ----------------------------------------------------------------

PROPOSAL FOR LIQUIDATION OF THE FUND
-------------------------------------------------------------------------------

BACKGROUND

  The Fund began operations on July 1, 1993. The Fund seeks above average total returns and has invested primarily in U.S. Government, corporate and mortgage-related fixed income securities since its inception.

  Notwithstanding the marketing of the Fund's shares, growth in the Fund's assets has been unsatisfactory. During the period from commencement of operations through December 31, 1996, the Fund's assets reached a level of $28.9 million; however, assets have decreased to less than $4,124,278 as of August 31, 2001. Several marketing efforts were not adequate to significantly increase the size of the Fund and the Fund's investment adviser believes that the prospect for growth is limited. The Board of Directors has considered the total asset level of the Fund and the performance of the Fund before and after deducting certain expenses arising from the operation of the Fund and the impact of such expenses on the investment results of the Fund.


  Sales of the Fund shares have not been sufficient to allow the Fund to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. From April 6, 1999 to the present, the Fund's investment adviser has waived its fees and assumed a significant portion of the expenses of the Fund. In the absence of such fee waivers and expense assumptions, the Fund may not have been profitable for shareholders. As a result, the Board instructed the officers of UAM to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders.

  The officers of UAM sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. It appeared to the management of UAM that the relatively small size of the Fund, the time required to effect a transaction, and regulatory expenses involved in either a merger or transfer of the assets to another mutual fund, and current market conditions could make such a course more expensive than the benefit which could be expected by the shareholders. The officers investigated the steps required for liquidation of the Fund, subject to presentation of a final report to the Board.

BOARD CONSIDERATIONS



  At its September 7, 2001 meeting, the Board reviewed the limited prospects for renewed growth of the assets of the Fund, the efforts and expenses of the Fund's distributor to distribute shares of the Fund, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that the Adviser had not been able to collect or retain any significant advisory fee from the Fund, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the ability of the Adviser to service the needs of the Fund would be impaired. For the most recent fiscal year, the Fund's total expenses were:

  ----------------------------------------------------------------------------

                            Without Waiver or          With Waiver or
                        Reimbursement of Expenses Reimbursement of Expenses
  -------------------------------------------------------------------------
   Institutional Class            3.66%                     0.80%
  -------------------------------------------------------------------------

  The Board concluded that an increase in fund expenses attributable to the likely discontinuance of the fee waiver and assumption of the expenses in the future, especially when added to the expenses of the Fund presently paid directly by the Fund, would significantly reduce the Fund's returns. Moreover, the presence of larger funds with similar investment objectives better able to operate on an efficient basis and provide higher returns to shareholders made it unlikely that the Fund could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the shareholders of the Fund to liquidate the Fund promptly, in accordance with a Plan of Liquidation. (See "General Tax Consequences" below.)

PLAN OF LIQUIDATION

  The Board of Directors has approved the Plan of Liquidation (the "Plan") summarized in this section and set forth as Exhibit A to this proxy statement.

  1. Effective Date of the Plan and Cessation of the Business of the Fund. The Plan will become effective on the date of its adoption and approval by a majority of the shares of the Fund entitled to vote. Following this approval, the Fund: (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash; (ii) will not engage in any business activities except for the purposes of winding up the business and affairs of the Fund, preserving the value of assets of the Fund and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; and (iii) the Fund will terminate in accordance with the laws of the State of Maryland and the Articles of Incorporation of UAM. (Plan, Sections 1, 2 and 3)

  2. Closing of Books and Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Fund will be closed and the shareholders' respective assets will not be transferable by the negotiation of stock certificates. (Plan, Section 4)

  3. Liquidating Distribution. As soon as possible after approval of the Plan, and in any event within fourteen days thereafter, UAM on behalf of the Fund will mail the following to each shareholder of record of the Fund on the effective date of the Plan: (i) to each shareholder not holding stock certificates of the Fund, liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Fund, (ii) to each shareholder holding stock certificates of the Fund, a confirmation showing such shareholder's proportionate interest in the net assets of the Fund with advice that such shareholder will be paid in cash upon return of the stock certificates; and (iii) information concerning the sources of the liquidating distribution. (Plan, Section 7)


  4. Expenses. The Fund will bear all expenses incurred by it in carrying out the Plan. It is expected that other liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Fund, or set aside for payment, prior to the mailing of the liquidating distribution. The liabilities of the Fund relating to the Plan are estimated at no more than $2,000, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Fund normally would not incur if it were to continue in business. If the Fund incurs more than $2,000 in additional liabilities to liquidate the Fund, the Fund's investment adviser will pay such expenses. The total liabilities of the Fund prior to the liquidating distribution are estimated to be $20,000 (including proxy costs). This amount includes the termination expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and directors fees and printing costs. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by the Adviser. (Plan, Section 6 and 9)


  5. Continued Operation of the Fund. After the date of mailing of the liquidating distribution, the outstanding shares of the Fund will be cancelled by an amendment to UAM's charter and the termination of the Fund will be effected. The Plan provides that the Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan. (Plan, Sections 8 and 11)

GENERAL TAX CONSEQUENCES

  In general, each shareholder who receives a liquidating distribution will recognize a gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the shareholder's holding period for the shares. Shareholders who own Fund shares in individual retirement accounts ("IRAs") may be subject to a 10% tax penalty if they receive proceeds in cash.

  The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning tax-free rollovers before receipt of the liquidation distribution (for IRAs). Shareholders should also consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state and local tax consequences.


  UAM anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.


  Representatives of PricewaterhouseCoopers LLP, independent accountants for UAM, are not expected to be present at the Special Meeting.


  Shareholders are free to redeem their shares prior to the effective date of the Plan, which is the adoption and approval of the Plan at the Meeting.

EXCHANGE INTO THE ANALYTIC SHORT-TERM GOVERNMENT FUND


  The Fund's investment adviser manages another fixed income product--the Analytic Short-Term Government Fund. Up until the effective date of liquidation, shareholders will have the ability to exchange their shares of the Fund, at no charge, for shares of the Analytic Short-Term Government Fund. For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. If you exchange your shares of the Fund, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares of the Fund and the amount you receive for them. You should carefully read the prospectus of the Analytic Short-Term Government Fund before making an exchange. Please call 1-877-826-5465 for a copy of the prospectus for the Analytic Short-Term Government Fund and Analytic Master Fixed Income Fund.

                    The Board of Directors of UAM Recommend
                     Approval of the Plan of Liquidation.

GENERAL INFORMATION
-------------------------------------------------------------------------------

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

  The Adviser is a California Corporation located at 700 South Flower St., Suite 2400, Los Angeles, CA 90017 (the "Adviser"). The Adviser is an affiliate of Old Mutual US, a Delaware corporation. The Fund's principal underwriter is Funds Distributor, Inc., 60 State Street, Boston, MA 02109. The Fund's administrator is SEI Investments Mutual Funds Services, located at One Freedom Valley Drive, Oaks, PA 19456. UAM Shareholder Services Center, Inc., an affiliate of Old Mutual US, located at 825 Duportail Road, Wayne, Pennsylvania 19087 serves as shareholder servicing agent.


REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

  The Annual Report to Shareholders of the Fund, including audited financial statements for the Fund for the fiscal year ended December 31, 2000, and the Semi-Annual Report to shareholders for the period ended June 30, 2001 have been mailed to shareholders. The Annual Report and Semi-Annual Report should be read in conjunction with this Proxy Statement. You can obtain a copy of the Annual Report and Semi-Annual Report from UAM, without charge, by writing to UAM at the address on the cover of this Proxy Statement, or by calling 1-877-826-5465.

OTHER BUSINESS

  The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Maryland law.

 The Directors, Including The Independent Directors, Recommend Approval Of The Proposal. Any Returned Unmarked Proxies Without Instructions To The Contrary
           Will Be Voted In Favor Of Approval Of The Proposal.

                                   EXHIBIT A

                              UAM FUNDS, INC. II
                       Analytic Master Fixed Income Fund

                              PLAN OF LIQUIDATION

This Plan of Liquidation ("Plan") concerns the Analytic Master Fixed Income Fund (the "Fund"), a series of UAM Funds, Inc. II ("UAM"), which is a corporation organized and existing under the laws of the State of Maryland. The Fund began operations on July 1, 1993. UAM is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and termination of the Fund in conformity with all provisions of Maryland law and UAM's Articles of Incorporation.

WHEREAS, UAM's Board of Directors, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund; and

WHEREAS, at a meeting of the Board of Directors on September 7, 2001, it considered and adopted this Plan as the method of liquidating and terminating the Fund and directed that this Plan be submitted to shareholders of the Fund for approval;

NOW THEREFORE, the liquidation and termination of the Fund shall be carried out in the manner hereinafter set forth:

  1. Effective Date of Plan. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a special meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Fund entitled to vote. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

  2. Liquidation and Termination. As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be liquidated and terminated in accordance with the laws of the State of Maryland and UAM's Articles of Incorporation.

  3. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders of the Fund in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.

  4. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable by the negotiation of stock certificates.

  5. Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents.

  6. Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of liquidating distribution provided for in Section 7, below.

  7. Liquidating Distribution. As soon as possible after the Effective Date of the Plan, and in any event within 14 days thereafter, the Fund shall mail the following to each shareholder of record on the Effective Date:
      (1) to each shareholder not holding stock certificates of the Fund, a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund; (2) to each shareholder holding stock certificates of the Fund, a confirmation showing such shareholder's proportionate interest in the net assets of the Fund with an advice that such shareholder will be paid in cash upon return of the stock certificate; and (3) information concerning the sources of the liquidating distribution.

  8. Cancellation of Shares. As soon as possible after the liquidating distribution under Paragraph 7 has been consummated, UAM will file an amendment to UAM's charter with the Maryland State Department of Assessments and Taxation canceling the outstanding shares of the Fund.

  9. Management and Expenses of the Fund Subsequent to the Liquidating Distribution. The Fund shall bear all expenses up to $2,000 incurred by it in carrying out this Plan of Liquidation including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. If the Fund incurs more than $2,000 in liabilities to carry out this Plan, such expenses will be paid by Analytic Investors, Inc. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by Analytic Investors, Inc.

  10. Power of Board of Directors. The Board, and subject to the directors, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any director or any officer of UAM shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

  11. Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the complete liquidation and termination of the existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan.

                                          UAM FUNDS, INC. II

Accepted:

                                          On behalf of Analytic Master Fixed
ANALYTIC INVESTORS, INC.                   Income Fund

                                          For the Board of Directors


By: _________________________________
Name:                                     By: _________________________________
Title:                                    Name: James F. Orr, III
                                          Title: President

UAM Funds
One Freedom Valley Drive
Oaks, PA 19456-1108


                            THIS PROXY IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS
                                    OF UAM

                               UAM FUNDS, INC. II
                       Analytic Master Fixed Income Fund
         Proxy for Special Meeting of Shareholders on November 9, 2001

KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh, or any of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock outstanding in the name of the undersigned at the Special Meeting of Shareholders of the Analytic Master Fixed Income Fund of UAM Funds, Inc. II to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m. Eastern time on November 9, 2001 and at any and all adjournments thereof; and the undersigned hereby instructs said attorneys to vote:

1. To approve the liquidation and termination of the Analytic Master Fixed Income Fund, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM Funds, Inc. II (a copy of which is attached to the Proxy Statement as Exhibit A).

     FOR                       AGAINST               ABSTAIN
     /__/                      /__/                  /__/

2. Any other business which may properly come before the meeting or any other adjournment thereof. The management knows of no other such business.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM 1.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. (Signature of all joint owners is required. Fiduciaries please indicate your full title.) If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters.

  Dated:  _________, 2001

                                          ________________________

     Signature of Shareholder(s)

                                          ________________________

               PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                           IN THE ENCLOSED ENVELOPE.